LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2013
LONG-LIVED ASSETS
LONG-LIVED ASSETS

NOTE 7—LONG-LIVED ASSETS

        In December 2009, the Company entered into a Sale Leaseback Agreement for the sale of its manufacturing, R&D and administrative office facility in Hangzhou, China, or the Hangzhou facility, to a third party for proceeds of approximately $138.8 million and the leaseback of approximately one-third of the property through 2016. As of May 31, 2010, the Company had received all of the sales proceeds and met all criteria for consummation of sale of the Hangzhou facility. On May 31, 2010, the Company and the buyer agreed that all conditions precedent to the closing had been met and the leaseback commenced on June 1, 2010.

        In connection with the Sale Leaseback Agreement, on February 1, 2010, the Company entered into a Lease Contract, or the Leaseback, with respect to the leaseback of a portion of the Hangzhou facility. Under the terms of the Leaseback, the Company would lease back 71,027 square meters of gross floor area, or GFA, aboveground and 12,000 sqm GFA underground of the building for a period of 6 years at a rate of approximately $0.37, $0.44 and $0.47, respectively, per sqm per day for years 1-2, 3-4 and 5-6, respectively, of the lease period for the aboveground space; and approximately $3.66 per sqm per month for the underground space for the full lease period. The Company was also required to pay a security deposit in the amount of approximately $1.8 million and prepay part of the rent and fees for the last six months of the lease term in the amount of approximately $3.4 million upon lease inception on June 1, 2010. The Company could terminate all or part of the Leaseback by giving six months advance notice; however, the Company would be required to pay penalties and additional compensation in the event of early termination. The Company had concluded that the Lease qualified as an operating lease at the inception of the lease.

        In December 2010, the Company decided to terminate the lease of the Hangzhou facility in June 2011 and notified the landlord on December 8, 2010, six months in advance, according to the termination clause in the Sale Leaseback Agreement. A termination agreement was signed between the landlord and the Company in June 2011 and both parties agreed to terminate the lease on June 30, 2011. The Company paid early termination penalties of approximately $9.8 million in total to the landlord in 2010 and 2011.

        In March 2011, the Company entered into a noncancelable Lease Agreement, or Lease, for its R&D and administrative office in Hangzhou, China. Under the terms of the Lease, the Company would lease 35,425 square meters of gross floor area above ground of the buildings, including common areas, through July 15, 2016. The Company was entitled to a free rental period through July 15, 2011. The annual lease payment is $1.6 million, with an escalation rate of 9% starting from the fourth year of the lease. The Company has priority over third parties if it desires to renew the lease. The Company was also required to pay a security deposit in the amount of approximately $0.5 million. The Company may terminate all or part of the Lease by giving six months advance notice; however, the Company would be required to pay penalties and additional compensation, subject to a maximum of six months of lease payments, in the event of early termination. The Lease commenced on March 7, 2011 and the lease expense is being recognized using the straight-line method. The Company has concluded that the Lease qualifies as an operating lease. In April 2013, the Company has given up a portion of the lease due to its vacancy through the contractual early termination process and $0.1 million was incurred and paid as the penalty. See "Note 12—Commitments and Contingencies" for future minimum lease payments.